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                                                                     Exhibit 1.6

17 July 2002

SCHEDULE 10

NOTIFICATION OF MAJOR INTERESTS IN SHARES

1) Name of company: Wolseley plc

2) Name of shareholder having a major interest:

Barclays PLC

3) Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non- beneficial interest or in the case of an individual holder if it is a holding of that person's spouse or children under the age of 18:

In respect of the above holder.

4) Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them:
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121,585                        Barclays Capital Securities Ltd
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265,910                        Barclays Private Bank Ltd
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7,252                          Barclays Bank Trust Company Ltd
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1,027,271                      Barclays Life Assurance Co Ltd
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161,720                        Barclays Global Fund Advisors
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192,037                        Barclays Nikko Global Investors Ltd
--------------------------------------------------------------------------------
7,061,684                      Barclays Global Investors, N.A.
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8,167,104                      Barclays Global Investors Ltd
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386,003                        Barclays Global Investors Japan Trust
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5) Number of shares/amount of stock acquired:

not notified

6) Percentage of issued class:

not notified

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7) Number of shares/amount of stock disposed:

Nil

8) Percentage of issued class:

N/a

9) Class of security:

Ordinary shares of 25p each

10) Date of transaction:

10 July 2002

11) Date company informed:

17 July 2002

12) Total holding following this notification:

17,390,566

13) Total percentage holding of issued class following this notification:

3.01%

14) Any additional information:

15) Name of contact and telephone number for queries:

Mark J. White - 0118 929 8700

16) Name and signature of authorised company official responsible for making this notification:

Mark J White, Company Secretary

Date of notification:

17 July 2002